R E V O C A B L E
P R O X Y
                                                                      EXHIBIT 99
                             COVENANT BANCORP, INC.
COMMON STOCK            SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 1997

The undersigned hereby appoints L. Garrett Dutton, Jr., Gary L. Green and Joseph
A. Maressa with full power of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Covenant Bancorp, Inc. ("Covenant"), which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Special Meeting"), to be held at Tavistock Country Club, Haddonfield, New Jersey, on November 20, 1997, at 2:00 p.m., and at any and all adjournments or postponements thereof, as follows:

   Approval of the Agreement and Plan of Mergers, dated as of August 4, 1997 (the "Merger Agreement"), among Covenant, Covenant Bank, First Union Corporation ("FUNC"), and First Union National Bank ("FUNB"), pursuant to which, among other things, (i) Covenant will merge with and into FUNC and Covenant Bank will merge with and into FUNB; (ii) each outstanding share of Covenant common stock (excluding certain shares held by Covenant or FUNC ("Excluded Shares")) will be converted into the right to receive .3813 shares of FUNC common stock; (iii) each outstanding share of Covenant Series A preferred stock (other than Excluded Shares) will be converted into the right to receive 1.516 shares of FUNC common stock; and (iv) each outstanding share of Covenant Series B preferred stock (other than Excluded Shares) will be converted into the right to receive 1.2 shares of FUNC common stock, all on and subject to the terms and conditions contained in the Merger Agreement.
   FOR [ ]    AGAINST [ ]     ABSTAIN [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. IF ANY OTHER MATTERS ARE VOTED ON AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTERS IN THEIR SOLE DISCRETION.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF COVENANT

The undersigned acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Prospectus/Proxy Statement with respect to the Special Meeting.

                                               -----------------------------
                                               PRINT NAME OF STOCKHOLDER

                                               ------------------------------
                                               SIGNATURE OF STOCKHOLDER

                                               ------------------------------
                                               PRINT NAME OF STOCKHOLDER

                                               ------------------------------
                                               SIGNATURE OF STOCKHOLDER

                                               Please sign exactly as name
                                               appears on this card. When
                                               signing as attorney, executor,
                                               administrator, trustee or
                                               guardian, please give your full
                                               title. If shares are held
                                               jointly, each holder should sign.
                                               Dated: ----------------, 1997

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

R E V O C A B L E
P R O X Y
                                    COVENANT BANCORP, INC.
SERIES A PREFERRED STOCK     SPECIAL MEETING OF STOCKHOLDERS
                                      NOVEMBER 20, 1997

The undersigned hereby appoints L. Garrett Dutton, Jr., Gary L. Green and Joseph
A. Maressa with full power of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Series A preferred stock of Covenant Bancorp, Inc. ("Covenant"), which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Special Meeting"), to be held at Tavistock Country Club, Haddonfield, New Jersey, on November 20, 1997, at 2:00 p.m., and at any and all adjournments or postponements thereof, as follows:
  Approval of the Agreement and Plan of Mergers, dated as of August 4, 1997 (the "Merger Agreement"), among Covenant, Covenant Bank, First Union Corporation ("FUNC"), and First Union National Bank ("FUNB"), pursuant to which, among other things, (i) Covenant will merge with and into FUNC and Covenant Bank will merge with and into FUNB; (ii) each outstanding share of Covenant common stock (excluding certain shares held by Covenant or FUNC ("Excluded Shares")) will be converted into the right to receive .3813 shares of FUNC common stock;
  (iii) each outstanding share of Covenant Series A preferred stock (other than Excluded Shares) will be converted into the right to receive 1.516 shares of FUNC common stock; and (iv) each outstanding share of Covenant Series B preferred stock (other than Excluded Shares) will be converted into the right to receive 1.2 shares of FUNC common stock, all on and subject to the terms and conditions contained in the Merger Agreement.
  FOR [ ]          AGAINST [ ]          ABSTAIN  [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. IF ANY OTHER MATTERS ARE VOTED ON AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTERS IN THEIR SOLE DISCRETION.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF COVENANT

The undersigned acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Prospectus/Proxy Statement with respect to the Special Meeting.
                                              ----------------------------
                                              PRINT NAME OF STOCKHOLDER

                                              ----------------------------
                                              SIGNATURE OF STOCKHOLDER

                                              ----------------------------
                                              PRINT NAME OF STOCKHOLDER

                                              ----------------------------
                                              SIGNATURE OF STOCKHOLDER

                                              Please sign exactly as name
                                              appears on this card. When signing
                                              as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give your full
                                              title. If shares are held jointly,
                                              each holder should sign.
                                              Dated:                      , 1997

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

R E V O C A B L E
P R O X Y
                                 COVENANT BANCORP, INC.
SERIES B PREFERRED STOCK    SPECIAL MEETING OF STOCKHOLDERS
                                  NOVEMBER 20, 1997

The undersigned hereby appoints L. Garrett Dutton, Jr., Gary L. Green and Joseph
A. Maressa with full power of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Series B preferred stock of Covenant Bancorp, Inc. ("Covenant"), which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Special Meeting"), to be held at Tavistock Country Club, Haddonfield, New Jersey, on November 20, 1997, at 2:00 p.m., and at any and all adjournments or postponements thereof, as follows:
  Approval of the Agreement and Plan of Mergers, dated as of August 4, 1997 (the "Merger Agreement"), among Covenant, Covenant Bank, First Union Corporation ("FUNC"), and First Union National Bank ("FUNB"), pursuant to which, among other things, (i) Covenant will merge with and into FUNC and Covenant Bank will merge with and into FUNB; (ii) each outstanding share of Covenant common stock (excluding certain shares held by Covenant or FUNC ("Excluded Shares")) will be converted into the right to receive .3813 shares of FUNC common stock;
  (iii) each outstanding share of Covenant Series A preferred stock (other than Excluded Shares) will be converted into the right to receive 1.516 shares of FUNC common stock; and (iv) each outstanding share of Covenant Series B preferred stock (other than Excluded Shares) will be converted into the right to receive 1.2 shares of FUNC common stock, all on and subject to the terms and conditions contained in the Merger Agreement.
  FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. IF ANY OTHER MATTERS ARE VOTED ON AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTERS IN THEIR SOLE DISCRETION.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF COVENANT

The undersigned acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Prospectus/Proxy Statement with respect to the Special Meeting.
                                              ---------------------------
                                              PRINT NAME OF STOCKHOLDER

                                              ---------------------------
                                              SIGNATURE OF STOCKHOLDER

                                              ----------------------------
                                              PRINT NAME OF STOCKHOLDER

                                              -----------------------------
                                              SIGNATURE OF STOCKHOLDER
                                              Please sign exactly as name
                                              appears on this card. When signing
                                              as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give your full
                                              title. If shares are held jointly,
                                              each holder should sign.
                                              Dated:                      , 1997

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.